SCHEDULE 14A
                                 (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential,  For Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          IR BIOSCIENCES HOLDINGS, INC.

                (Name Of Registrant As Specified In Its Charter)


    (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
             N/A
             ----
         (2) Aggregate  number of  securities to which  transaction applies:
             N/A
             ----
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):
             N/A
             ----
         (4) Proposed maximum aggregate value of transaction:
             N/A
             ----
         (5) Total fee paid:
             N/A
             ----

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

             ----
         (2) Form, Schedule or Registration Statement no.:

             ----
         (3) Filing Party:

             ----
         (4) Date Filed:

             ----

                          IR BIOSCIENCES HOLDINGS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of IR BioSciences Holdings, Inc.:

        The 2006 Annual Meeting of Stockholders of IR BioSciences Holdings, Inc. ("we," "us," "our," or the "Company"), which will be held on June 28, 2006, at 10:00 a.m., local time, at the Pointe South Mountain Resort, 7777 South Pointe Parkway, Phoenix, Arizona 85044, for the following purposes:

          1.   To elect 3 directors, each for a term of 1 year;

          2. To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000;

          3. In the event that number 2 above is approved, to approve an amendment to our 2003 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") to increase the number of shares of our Common Stock reserved and available for issuance under the Plan from 3,600,000 to 20,000,000;

          4. To ratify the appointment of Russell Bedford Stefanou Mirchandani LLP as the Company's independent public accountants for the fiscal year ending December 31, 2006; and

          5. To transact such other business as may properly come before the meeting.

These items are more fully described in the Proxy Statement accompanying this Notice. Stockholders of record at the close of business on May 15, 2006 are entitled to receive notice of and to vote at the meeting or any postponement or adjournment thereof. All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy as promptly as possible. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. Information relating to the matters to be considered and voted on at the meeting is provided on the proxy statement accompanying this Notice of Annual Meeting.



                                         By Order of the Board of Directors,

                                         /s/ MICHAEL K. WILHELM
                                         ---------------------------------------
                                         Michael K. Wilhelm
                                         President and Chief Executive Officer


Scottsdale, Arizona
Dated:  May __, 2006

To be mailed to Stockholders on or about June __, 2006.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHTS TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

                                TABLE OF CONTENTS
                                                                            Page
ABOUT THE MEETING.........................................................     1
  What is the purpose of the annual meeting?..............................     1
  Who is entitled to vote?................................................     1
  Who can attend the meeting?.............................................     1
  What constitutes a quorum?..............................................     1
  How do I vote?..........................................................     2
  Can I change my vote after I return my proxy card?......................     2
  What are the Board's recommendations?...................................     2
  What vote is required to approve each item?.............................     2
  Who pays for the preparation of the proxy?..............................     3
  Can I see a list of the stockholders entitled to vote?..................     3
  What should I have received to enable me to vote?.......................     3
PROPOSALS TO OUR STOCKHOLDERS.............................................     4
  General.................................................................     4
  Vote Required and Recommendation........................................     4
  How are directors compensated?..........................................     4
  Are our employees paid additional compensation for
    service as directors?.................................................     4
  How often did the Board meet during 2005?...............................     4
  What committees has the Board established?..............................     4
PROPOSAL NO. 1 ELECTION OF DIRECTORS......................................     5
MANAGEMENT................................................................     5
EXECUTIVE COMPENSATION....................................................     6
  Summary Compensation Table..............................................     6
  Compensation of Directors...............................................     7
  Employment Agreements...................................................     7
  Stock Options...........................................................     8
  Options Granted in the Year Ended December 31, 2005.....................     8
  Options Exercises and Options Values for the Year
    Ended December 31, 2005...............................................     8
  2003 Stock Option, Deferred Stock and Restricted
    Stock Plan............................................................     9
  Securities Authorized for Issuance Under Equity
    Compensation Plans....................................................     9
  Warrants................................................................    10
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................    11
STOCK PERFORMANCE GRAPH...................................................    12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............    12
PROPOSAL NO. 2 AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
    TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK...........    14
PROPOSAL NO. 3 AMENDMENT TO OUR 2003 STOCK OPTION, DEFERRED
    STOCK AND RESTRICTED STOCK PLAN (THE "PLAN") TO INCREASE
    THE NUMBER OF SHARES OF OUR COMMON STOCK RESERVED
    AND AVAILABLE FOR ISSUANCE UNDER THE PLAN ............................    16
PROPOSAL NO. 4 RATIFICATION OF THE APPOINTMENT OF RUSSELL
    BEDFORD STEFANOU MIRCHANDANI LLP AS INDEPENDENT OUTSIDE ACCOUNTANT ...    17
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................    18
SHAREHOLDER PROPOSALS.....................................................    18
TRANSACTION OF OTHER BUSINESS.............................................    18

                          IR BIOSCIENCES HOLDINGS, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

         The accompanying proxy is solicited by the Board of Directors of IR BioSciences Holdings, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on June 28, 2006, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is ________, 2006, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders. Unless the context requires otherwise, references to "we," "us," "our," and the "Company" refer to IR BioSciences Holdings, Inc.

         The enclosed proxy is being solicited by our Board of Directors. The proxy materials relating to the annual meeting are first being mailed to stockholders entitled to vote at the meeting on or about June __, 2006.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, which are:


          o    the election of 3 directors;
          o the approval of a proposed amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000;
          o in the event the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock is approved, the approval of an amendment to our 2003 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") to increase the number of shares of our Common Stock reserved and available for issuance under the Plan from 3,600,000 to 20,000,000;
          o the ratification of the appointment of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the year ending December 31, 2006; and
          o the transaction of such other business as may properly come before the meeting.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, May 15, 2006, are entitled to receive notice of the annual meeting and to vote the shares that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted.

WHO CAN ATTEND THE MEETING?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold shares in "street name," that is through a broker or other nominee, you will need to bring a copy of the brokerage statement reflecting your stock ownership as of the record date.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock on the record date will constitute a quorum. As of the record date, there were 69,628,854 shares of our common stock issued and outstanding. Shares that are entitled to vote but that are not voted at the direction of the beneficial owner (called abstentions), shares represented by proxies or ballots that are marked "withhold authority" with respect to the election of any nominee for election as a director, and votes withheld by brokers in the absence of instructions from beneficial holders (called broker non-votes) will be counted for the purpose of determining whether there is a quorum for the transaction of business at the meeting, but will have no effect on the outcome of Proposal 4.

         If less than a majority of the outstanding shares of common stock entitled to vote are represented at the meeting, a majority of the votes present (either in person or by proxy) at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

                             Registered Shareholders
                            -------------------------

          o If you complete and properly sign the accompanying proxy card, and return it to us, it will be voted as you direct.

          o If you wish to vote at the meeting, you may deliver your completed proxy card in person or you may vote by ballot in person at the annual meeting.

                           "Street Name" Shareholders
                           --------------------------

          o If you complete and properly sign the accompanying proxy card, and return it to us, it will be voted as you direct.

          o If you wish to vote at the meeting, you will need to obtain a proxy from the institution that holds your shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are provided together with a description of each proposal in this proxy statement. In summary, the Board recommends a vote:

          o    for election of the nominated slate of directors (see page 4);

          o for approval of the amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock (see page 14);

          o for approval of the amendment to our Plan to increase the number of shares of our Common Stock reserved and available for issuance under the Plan (see page 16); and

          o for ratifying the appointment of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the year ending December 31, 2006 (see page 18).

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The nominees for election to the Board of Directors, who receive the greatest number of votes cast for the election of directors by the shares present at the annual meeting, in person or by proxy, shall be elected directors. Stockholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker nonvote will have no effect on the outcome.

         APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. The proposal to amend our Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock will be approved upon the affirmative vote of a majority of shares of Common Stock issued and outstanding entitled to vote on the proposal. Under Delaware law, abstentions and broker non-votes will have the same effect as a vote against the proposed amendment to the Certificate of Incorporation, as amended.

         IN THE EVENT THAT THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, IS APPROVED, APPROVAL OF AN AMENDMENT TO OUR 2003 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK RESERVED AND AVAILABLE FOR ISSUANCE UNDER THE PLAN. The proposal to approve an amendment to our Plan to increase the number of shares of our Common Stock reserved and available for issuance under the Plan will be approved upon the affirmative vote of a majority of shares of Common Stock issued and outstanding, present at the annual meeting, in person or by proxy, and entitled to vote on the proposal. With the amendment of our Plan, an abstention or broker nonvote will have no effect on the outcome. This proposal is conditioned upon and may become effective only in the event that the proposal to amend our Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock, is approved.

         RATIFYING THE APPOINTMENT OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP. The proposal to ratify the appointment of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the year ending December 31, 2006 will be adopted upon the affirmative vote of the majority of shares voting on the proposal. Abstentions and brokers non-votes will have no effect on the outcome.

UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

WHO PAYS FOR THE PREPARATION OF THIS PROXY?

         We will pay the cost of preparing, assembling and mailing the proxy statement and the proxy card. Our representatives will not receive any compensation for soliciting proxies other than their regular salaries or consulting fees. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

CAN I SEE A LIST OF THE STOCKHOLDERS ENTITLED TO VOTE?

         Any stockholder may look at the complete list of the stockholders that are entitled to vote at the annual meeting so long as it is for a purpose germane to the annual meeting. The list will be available in these circumstances, during normal business hours, at our offices located at 4021 N. 75th Street, 2001, Scottsdale, AZ 85251, for a period of ten days prior to the annual meeting and at the annual meeting itself.

WHAT SHOULD I HAVE RECEIVED TO ENABLE ME TO VOTE?

     Your package from us should contain this proxy statement and a proxy card. This package is being mailed on or about June __, 2006.

                          PROPOSALS TO OUR STOCKHOLDERS


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


General
-------

         The first proposal for consideration at the annual meeting is the election of a new Board composed of the three persons set forth below. If elected, each of these directors will hold office until the 2007 annual meeting of stockholders or until his earlier resignation or removal.

                   Michael K. Wilhelm                   Hal N. Siegel
                   Theodore E. Staahl


We expect that a majority of the common stock will be voted in favor of the three nominees named above. Only Mr. Wilhelm and Dr. Staahl are currently serving as directors, and there are no other directors continuing to serve in office. Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. For biographical information regarding the nominees, see "Director Nominees for Election for a One Year Term Expiring at the 2007 Annual Meeting" on page 5 of this proxy statement.

Vote Required and Recommendation
--------------------------------

         The nominees for election to the Board of Directors, who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, will be elected directors. Stockholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker nonvote will have no effect on the outcome.




HOW ARE DIRECTORS COMPENSATED?


         Our policy has been to pay no cash compensation to directors who are our employees or affiliates for their service as directors. Outside directors are reimbursed for all out-of-pocket expenses incurred in the performance of their duties to us, including attendance at Board meetings, but receive no cash or other compensation.

ARE OUR EMPLOYEES PAID ADDITIONAL COMPENSATION FOR SERVICES AS DIRECTORS?

         No. We do, however, reimburse them for travel and other related expenses.

HOW OFTEN DID THE BOARD MEET DURING 2005?

         The Board met five (5) times during 2005. All of our incumbent Board members attended 100% of the total meetings of the Board and any Board committees on which they served during 2005.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

         The Board has established an Executive Committee. Currently we have no Compensation and Audit Committees. We do not maintain a standing nominating committee or other committee performing similar functions. The function of determining executive compensation, selecting and engaging our independent auditors, reviewing our accounting and reporting principles and practices, reviewing of our financial statements for each interim period and nominating directors are all carried out by the entire Board of Directors. Our Bylaws, however, provide a procedure for you to recommend candidates for directors at a stockholders meeting. For more information, see page 19 under "Shareholder Proposals." Michael K. Wilhelm and Theodore Staahl serve on the Executive Committee.

Director Nominees for Election for a One Year Term Expiring at the 2007 Annual Meeting
------------------------------------------------------------------------------

MICHAEL K. WILHELM, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Mr. Wilhelm has served as our President and Chief Executive Officer and on our Board of Directors since July 2003 and as President and Chief Executive Officer of ImmuneRegen BioSciences, Inc. since December 2002 and on its Board of Directors since November 2002. Mr. Wilhelm has been actively involved in the financial industry since 1990. After leaving the brokerage industry, Mr. Wilhelm founded Foresight Capital Partners in July 1996, a company designed to identify early stage companies with above average growth potential and assist them in reaching the next stage of development. In working with these companies, Mr. Wilhelm took an active role, provided advisory services and facilitated financing for continued growth and development. Mr. Wilhelm was Managing Director of Foresight Capital Partners until December 2002. Mr. Wilhelm works on average 70 hours per week.

THEODORE E. STAAHL, M.D., DIRECTOR. Dr. Staahl has served on our Board of Directors since April 2003. Dr. Staahl is employed at the Cosmetic, Plastic and Reconstructive Surgery Center, a company which he founded in 1978. Dr. Staahl's professional training was received at the University of Illinois and the University of Wisconsin, and he is board certified by the American Board of Facial, Plastic and Reconstruction Surgeons, the Board of Cosmetic Surgeons and the American Board of Head and Neck Surgeons. Dr. Staahl has presented papers at national and international meetings on hair transplant, rhinoplasty and cleft lip deformities. Dr. Staahl devotes on average 3 hours per week to our business.

HAL N. SIEGEL, PH. D. Dr. Siegel is engaged in providing strategic and tactical expertise to life science companies, helping them meet FDA requirements from pre-clinical studies through the regulatory submission process and into the post-approval marketplace. Dr. Siegel has over a decade of experience delivering scientific, clinical and regulatory compliance assistance as well as submission preparation and management services to life science client companies developing drugs, therapeutic biologics, combination products, traditional devices, and in vitro diagnostic products. Dr. Siegel previously provided strategic and tactical management consulting services to a start up software company making knowledge management and collaboration tools for regulated life science companies, as well as Sun Microsystem's Global Life Science group, working with sales, marketing, business development, legal and professional services groups.

                                   MANAGEMENT

         The following table sets forth the names and positions of all of the current executive officers and directors of the Company.

 Name                          Age      Position
 ------------------            ---      ----------------------------------
 Michael K. Wilhelm             38      President, Chief Executive Officer
                                            and Director
 John N. Fermanis               51      Chief Financial Officer
 Theodore E. Staahl, M.D.       59      Director


      Biographical information about Mr. Wilhelm, and Dr. Staahl are included under the caption, "Director Nominees for Election for a One Year Term Expiring at the 2007 Annual Meeting".

JOHN N. FERMANIS, CHIEF FINANCIAL OFFICER. Mr. Fermanis was appointed as our Chief Financial Officer, effective as of December 22, 2004. Mr. Fermanis is a co-founder of AMPS Wireless Data, Inc., a privately held Arizona corporation founded in 1998, where he served as Chief Financial Officer from May, 2001 to October, 2004. Mr. Fermanis had overall financial responsibility at AMPS and was instrumental in raising over $5 Million in venture capital. From 1997 to 2001, he held the position of Treasury Manager for a national restaurant chain headquartered in Scottsdale, Arizona where he was responsible for managing a $25 Million revolving line of credit and cash concentration and disbursement for a company with over $100 Million annual sales. Mr. Fermanis has over 18 years of financial management experience with both the American Express Corporation and Citigroup in New York City. Mr. Fermanis holds a Bachelor of Arts degree from the S.U.N.Y. at Stony Brook and attended Pace University's Graduate School of Management in New York City.

There are no family relationships among the directors and executive officers.

                             EXECUTIVE COMPENSATION

            The following table sets forth information concerning the compensation earned by our Chief Executive Officer and each of the other executive officers who served during the year ended December 31, 2005, and whose annual salary and bonus during the fiscal years ended December 31, 2003, 2004 and 2005 exceeded $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE


Name and Principal Position                   Year        Salary ($)          Bonus ($)
------------------------------------------ --------- --------------------- ------------------
Michael K. Wilhelm (1)                        2005                275,000          28,870(2)
     Chief Executive Officer and President    2004                175,000         247,301(3)
                                              2003                125,000                  0

John N. Fermanis                              2005             161,416(5)           4,590(6)
        Chief Financial Officer (4)           2004                      0                  0
                                              2003                      0                  0


(1) Michael K. Wilhelm has served as Chief Executive Officer and President of IR BioSciences Holdings, Inc. since July 2003 when the reorganization of the Company was completed. Prior to the completion of the reorganization, Mr.
Wilhelm served as Chief Executive Officer and President of ImmuneRegen BioSciences, Inc. since December 2002. Mr. Wilhelm's compensation is reported in the table with respect to his positions at both IR BioSciences Holdings, Inc. and ImmuneRegen BioSciences, Inc. for the years ended December 31, 2003, 2004 and 2005.

(2) Reflects the value of 80,811 warrants granted to Michael K. Wilhelm as performance bonuses per his employment agreement. In May 2005, the Company issued a warrant to Mr. Wilhelm to purchase 80,811 shares (post-split) of common stock at a price of $0.30 per share (post-split). The Company valued these warrants using the Black-Scholes model, and charged the amount of $28,870 to operations during the twelve months ended December 31, 2005.

(3) Reflects the value of 948,980 warrants granted to Michael K. Wilhelm as performance bonuses. In May 2004, the Company issued a warrant to Mr. Wilhelm to purchase 500,000 shares (post-split) of common stock at a price of $0.25 per share (post-split). The warrants were issued as performance bonuses. The Company valued these warrants using the Black-Scholes model, and charged the amount of $134,604 to operations during the twelve months ended December 31, 2004. In October 2004, the Company issued a warrant to Mr. Wilhelm to purchase 448,980 shares (post-split) at a price of $0.125 per share (post-split) as a performance bonus for achieving certain objectives. The Company valued this warrant using the Black-Scholes valuation model, and charged the amount of $112,697 to operations during the twelve months ended December 31, 2004.

(4) John N. Fermanis served as Chief Financial Officer from December 2004.

(5) Reflects the value of 100,000 shares of common stock issued to John N. Fermanis in the three months ended March 31, 2005 as part of compensation per his employment agreement. For the twelve months ended December 31, 2005, the Company charged $35,000 to operations for the issuance of these 100,000 shares to Mr. Fermanis.
Also reflects the value of an additional 100,000 shares of common stock issued to John N. Fermanis as part of compensation per his employment agreement. The shares were earned at the rate of 1/12 or 8,333 per month beginning January 2005. The Company charged to operations the market value of these shares as of the first day of each month. For the twelve months ended December 31, 2005, the Company charged $41,416 to operations for the issuance of 100,000 shares to Mr. Fermanis.

(6) Reflects the value of 12,500 warrants granted to John N. Fermanis as performance bonuses per his employment agreement. In May 2005, the Company issued a warrant to Mr. Fermanis to purchase 12,500 shares of common stock at a price of $0.31 per share. The Company valued these warrants using the Black-Scholes model, and charged the amount of $4,590 to operations during the twelve months ended December 31, 2005.

COMPENSATION OF DIRECTORS

     STANDARD ARRANGEMENTS. Directors currently receive no cash compensation from IR BioSciences Holdings, Inc. for their services as members of the Board or for attendance at committee meetings. Members of the Board are reimbursed for some expenses in connection with attendance at Board and committee meetings.

     OTHER ARRANGEMENTS. We may, from time to time, issue warrants to executives and directors for fulfilling certain performance goals.

         On December 16, 2002 we entered into consulting agreements with Mark Witten, who had served as our chief research scientist and as a director. The consulting agreement was on a month-to-month basis. Under the terms of this agreement, Dr. Witten agreed to place at the disposal of us his judgment and expertise in the area of acute lung injury. In consideration for these services, we agreed to pay Dr. Witten a non-refundable fee of $5,000 per month. This contract was terminated effective February 1, 2006. Dr. Witten no longer serves as our chief research scientist and is no longer a director.

EMPLOYMENT AGREEMENTS

         On August 10, 2005, we entered into a new employment agreement with our President and Chief Executive Officer, Michael K. Wilhelm. The employment agreement calls for a salary at the rate of $275,000 per annum. The salary will be subject to adjustment of at least 10% per year at the end of each year. We also agreed to defend and indemnify, to the fullest extent permitted by our certificate of incorporation and bylaws and the Delaware General Corporation Law, Mr. Wilhelm and hold him harmless against any liability that he incurs within the scope of his employment under the agreement. The agreement also provides for the following various bonus incentives:

         (i) A target incentive bonus in cash and/or stock if we consummate a transaction with any unaffiliated third party such as an equity or debt financing, acquisition, merger, strategic partnership or other similar transaction.

         (ii) A one time grant of an incentive option to purchase 103,030 shares of the Company's Common Stock, at an exercise price equal to the fair market value per share on the date option is granted and a nonstatutory option to purchase 1,896,970 shares at such time that the Company's 2003 Stock Plan is amended to authorize additional shares reserved and available for issuance under the Plan.

         In connection with Mr. Wilhelm's new employment agreement, we also entered into a change of control agreement and a severance agreement with him on August 10, 2005. Under the change of control agreement, Mr. Wilhelm shall be entitled to a continuation of his base salary for a period of 18 months following an involuntary termination, which means, at any time within that period which is one-year from the change of control date (including such date), the termination of the employment of Mr. Wilhelm (i) by us without cause or (ii) due to constructive termination, as such terms are defined in the change of control agreement. Further, in the event of an involuntary termination, the agreement provides that we shall pay Mr. Wilhelm a lump sum amount in cash, equal to the sum of (i) any unpaid incentive compensation which has been allocated or awarded to Mr. Wilhelm for a completed fiscal year or other measuring period preceding the date of involuntary termination under any annual or long-term incentive plan and which, as of the date of involuntary termination, is contingent only upon the continued employment of Mr. Wilhelm to a subsequent date, and (ii) a pro rata portion to the date of involuntary termination of the aggregate value of all contingent incentive compensation awards to Mr. Wilhelm for all then uncompleted periods under any such plan. Further, 100% of the unvested portion of each outstanding stock option granted to Mr. Wilhelm shall be accelerated so that they become immediately exercisable upon the date of involuntary termination.

         Under the severance agreement, Mr. Wilhelm shall be entitled to a continuation of his base salary for a period of 18 months following an involuntary termination, which means the termination of the employment of Mr. Wilhelm (i) by us without cause or (ii) due to constructive termination, as such terms are defined in the severance agreement. Further, in the event of an involuntary termination, the agreement provides that we shall pay Mr. Wilhelm an amount equal to the amount of executive incentive pay (bonus) that he would have received for the year in which the involuntary termination occurred had he met one hundred percent (100%) of the target for such incentive pay. Also, under this agreement, 100% of the unvested portion of each outstanding stock option granted to Mr. Wilhelm shall be accelerated so that they become immediately exercisable upon the date of involuntary termination.

         On February 15, 2005, we entered into an employment agreement with John
N. Fermanis, our Chief Financial Officer. The employment agreement expires on December 31, 2007, unless terminated earlier pursuant to the terms of the agreement. Under the terms of the employment agreement, Mr. Fermanis is entitled to a base salary of $60,000 until the company completed a funding of $500,000 or more which occurred on March 4, 2005, at which time the base salary was increased to $85,000 until December 31, 2005. Thereafter, the second year salary will be $98,000 per annum and the third year will be $112,000 per annum. Severance provisions include two months salary for termination for cause and six months salary for constructive termination. This agreement also provides for the following various bonus incentives:

         (i) A quarterly discretionary bonus based upon our performance in the previous quarter. This discretionary bonus will be in the form of stock options.

         (ii) A quarterly five-year warrant to purchase up to 12,500 shares of our common stock at 75% of the fair market value of the stock on the date the warrant is granted.


STOCK OPTIONS

         We issued 253,030 stock options to our Chief Executive Officer, Michael Wilhelm, during the fiscal year ended December 31, 2005.

OPTIONS GRANTED IN THE YEAR ENDED DECEMBER 31, 2005

         The following table sets forth information concerning individual grants of stock options in 2005 to the Named Executive Officers:


                                                                                              Potential Realizable
                                                                                                Value at Assumed
                               Number of                                                      Annual Rates of Stock
                               Securities        Percent of                                     Price Appreciation
                               Underlying      Total Options    Exercise or                      For Option Term (1)
                                Options         Granted to      Base Price      Expiration    ------------------------
Name                            Granted          Employees       Per Share         Date            5%          10%
--------------------------- ----------------- ---------------- -------------- --------------- ------------ -----------
Michael K. Wilhelm              103,030            40.6%       $     0.33        8/10/10          $ 9,394    $ 20,757
                                150,000            59.0%       $     0.44        5/20/10           18,235      40,294

 (1) In order to comply with the rules of the SEC, we are including the gains or "option spreads" that would exist for the respective options we granted to the Named Executive Officers. We calculated these gains by assuming an annual compound stock price appreciation of 5% and 10% from the date of the option grant until the termination date of the option, which is the fifth anniversary of the grant date. These gains do not represent our estimate or projection of the future price of the ordinary shares.

OPTIONS EXERCISES AND OPTIONS VALUES FOR YEAR ENDED DECEMBER 31, 2005

The following table sets forth information concerning option exercises in 2005 and option values as of December 31, 2005 to the Named Executive Officers:


                                                           Number of Securities           Value of Unexercised
                              Shares                       Underlying Unexercised         In-the-Money Options
                             Acquired                   Options at Fiscal Year End       At Fiscal Year End (1)
                               On          Value      ------------------------------- -------------------------------
Name                         Exercise     Realized      Exercisable    Un-exercisable   Exercisable    Un-exercisable
-------------------------- ------------- ------------ --------------- --------------- --------------- ---------------
Michael K. Wilhelm                   --      $ --         253,030               --             $ --             $ --


 (1) The value of unexercised "in-the-money" options is based on a price per share of $0.32, which was the price of a share as quoted on the OTC Bulletin Board at the close of business on December 31, 2005, minus the exercise price, multiplied by the number of shares underlying the option.

2003 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN

         We adopted the 2003 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") which authorizes the Board of Directors in accordance with the terms of the Plan, among other things, to grant incentive stock options, as defined by Section 422(b) of the Internal Revenue Code, nonstatutory stock options (collectively, the "Stock Options") and awards of restricted stock and deferred stock and to sell shares of common stock of the Company ("Common Stock") pursuant to the exercise of such stock options for up to an aggregate of 3,600,000 shares. The options will have a term not to exceed ten years from the date of the grant.

         At December 31, 2005, an aggregate of 254,030 stock options were outstanding under the Plan at prices ranging from $0.31 to $0.44 per share. At such date, there were 201,996 stock options available for grant. Further, the Board approved a one time grant of an incentive option to our Chief Executive Officer to purchase 1,896,970 shares at the fair market value per share on the date the option is granted. The options shall be granted at such time that the Company's 2003 Stock Plan is amended to authorize additional shares reserved and available for issuance under the Plan.

         During the fiscal year ended December 31, 2005, 150,000 discretionary incentive stock options were granted to our Chief Executive Officer, Michael K. Wilhelm, per his employment agreement. The options have an exercise price of $0.44 and a term of five years. Additionally, the Board approved a one time grant of an incentive option to our Chief Executive Officer to purchase 103,030 shares of the Company's Common Stock. The options have an exercise price of $0.33 and a term of five years. Further, our Board of Directors approved a one time grant of a nonstatutory option to purchase 1,896,970 shares at the fair market value per share on the date the option to our Chief Executive Officer, Michael K. Wilhelm. These options will be granted such time that the Company's 2003 Stock Plan is amended to authorize additional shares reserved and available for issuance under the Plan.

         Through December 31, 2003, we had granted, prior to the merger with ImmuneRegen BioSciences, Inc., options to purchase 63,212 shares of our common stock at a weighted average exercise price of $25.00 per share to certain employees and consultants that are exercisable over various periods through March 2010. These stock options were granted outside of our 2003 Stock Option, Deferred Stock and Restricted Stock Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table provides information as of December 31, 2005 regarding compensation plans (including individual compensation arrangements) under which equity securities of our company are authorized for issuance. All share information included in this table has been adjusted to reflect a 2-for-1 forward stock split of our common stock that was effected in April 2004.


                                                                                                Number of securities
                                                                                               remaining available for
                                Number of Securities to be        Weighted- average         future issuance under equity
                                  issued upon exercise of         exercise price of              compensation plans
                                   outstanding options,         outstanding options,            (excluding securities
                                    warrants and rights          warrants and rights          reflected in column (a))
Plan Category                               (a)                          (b)                             (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------------
Equity compensation
plans approved by
security holders                           254,030(1)                   $0.39                          201,966(3)

Equity compensation
plans not approved by
security holders                        11,680,077(2)                   $0.59                               --

Total                                     11,934,107                                                  201,966

(1) Represents 254,030 stock options at a weighted average price of $0.39 outstanding under our 2003 Stock Option, Deferred Stock and Restricted Stock Plan.

(2) Represents 11,616,865 stock purchase warrants at a weighted average price of $0.46 and 63,212, options at a weighted average exercise price of $25.00.

(3) Represents 201,996 shares are available for future issuance under our 2003 Stock Option, Deferred Stock and Restricted Stock as of the date hereof.

    Further, the Board approved a one time grant of an incentive option to our Chief Executive Officer, Michael K. Wilhelm, to purchase 1,896,970 shares at the fair market value per share on the date the option is granted. The options shall be granted at such time that the Company's 2003 Stock Plan is amended to authorize additional shares reserved and available for issuance under the Plan.

WARRANTS

         The following table summarizes the changes in warrants outstanding issued to non-employees of the Company. These warrants were granted in lieu of cash compensation for services performed or financing expenses and in connection with placement of convertible debentures.

                                                              Weighted Average
                                          Number of Shares   Price Per Share
                                           (post-split)       (post-split)
--------------------------------------- -----------------  -----------------
Outstanding at January 1, 2004                 832,510          $  .82
     Granted                                16,831,199            0.47
     Exercised                              (6,600,778)           0.50
     Canceled or expired                            --              --


Outstanding at December 31, 2004            11,062,931            0.48
     Granted                                   757,646            0.44
     Exercised                                 (80,000)           0.05
     Canceled or expired                      (123,530)           2.00


Outstanding at December 31, 2005            11,616,865          $ 0.46

         A description of our warrant arrangements and issuances are included in our financial statements for the year ended December 31, 2005 under "Note I -Stock Options and Warrants,"

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Office Lease
------------

During the period from December 1, 2002 through August 31, 2004, the Company leased office space from an entity controlled by the Company's Chief Executive Officer under a sub-let agreement. The rental cost of $2,734 per month was passed through to the Company at the same rental rate charged by the facility's primary landlord.

InOne Contract
--------------

         We have entered into a series of contracts with InOne Advertising & Design, Inc. ("InOne"). At the time of the initiation of the contracts, InOne employed the spouse of Michael Wilhelm, the Company's CEO. These contracts include (i) a three-year agreement dated January 13, 2003 whereby InOne will design and create certain corporate identity and marketing materials in exchange for 72,000 shares (post split) of our common stock and $15,000. This Agreement also provides that InOne will bill us on an hourly basis for additional services, as well as a $100,000 termination fee if the agreement is terminated as a result of a merger or acquisition of the Company; (ii) an Agreement dated March 14, 2003 whereby InOne will design, create, maintain, and host our website for one year in exchange for 140,000 shares (post split) of our common stock and $4,200; (iii) an Agreement dated December 30, 2003 whereby InOne will name and design a logo for our new product for SARS application in exchange for $5,000 and a warrant to purchase 20,000 shares (post-split) of tour common stock at a price of $0.125; (iv) an Agreement dated December 31, 2003 whereby InOne will name and design a logo for our new product for ARDS application in exchange for $5,000 and a warrant to purchase 20,000 shares (post-split) of our common stock at a price of $0.125.

         At December 31, 2004, InOne no longer employs or has any business relationship with the spouse of Mr. Wilhelm.

         The amounts due InOne at December 31, 2004 and 2003 are $2,700 and $19,565, respectively.

Related Party Loans
-------------------

         In October 2003, we were loaned $30,000 by the father of one of our founders. Pursuant to the terms of this transaction, we provided this lender with a warrant to purchase 15,000 shares of our common stock at a price of $2.00 per share. The original duration of the loan was 180 days and was extended to one year. The interest rate was 8% per annum. This loan was repaid in October 2004.

         In October 2003, we were loaned $40,000 by a company controlled by Michael Wilhelm, our President and CEO. Pursuant to the terms of this transaction, we provided this lender with a warrant to purchase 20,000 shares of our common stock at a price of $2.00 per share. The loan was payable upon funding of $150,000 in debt or equity and bore interest at 8% per annum. This loan was repaid in October 2004.

         In December 2003, we were loaned $20,000 by the mother-in-law of Michael Wilhelm, our President and CEO. Pursuant to the terms of this transaction, we provided this lender with a warrant to purchase 10,000 shares of our common stock at a price of $2.00 per share. The original duration of the loan was 180 days and was extended to one year. The interest rate was 8% per annum. This loan was repaid in October 2004.

         In July 2004, we were loaned $10,000 by Michael & Kimberly Wilhelm, our President and CEO and his spouse. Pursuant to the terms of this transaction, we provided this lender with a warrant to purchase 80,000 shares of our common stock at a price of $.05 per share. We also provided this lender with a warrant to purchase 5,000 shares of our common stock at a price $2.00 per share. The loan bore interest at 8% per annum. This loan was repaid in October 2004.

         As of August 15, 2004, we had accrued payables due to our President and CEO, Michael Wilhelm, of $109,374. In connection with our completed private offering in October 2004, $89,500 of such amount was converted into 716,000 shares of common stock and warrants to purchase 358,000 shares of common stock.

ImmuneRegen BioSciences Asia PTE. LTD.
--------------------------------------

ImmuneRegen BioSciences Asia PTE. LTD., a Singaporean company, is an affiliate of IR BioSciences Holdings, Inc. Approximately 99% of the company is owned equally between our Chief Executive Officer and Chairman, Michael K. Wilhelm, and our Chief Research Scientist and Director, Mark Witten. IR BioSciences Holdings, Inc. holds less than 1% ownership in the company. In 2004, we incurred expenses totaling approximately $45,000, $43,307 on a Singapore-based consultant and $1,700 on legal and accounting related to the formation of the company.

License Agreement
-----------------

         In December 2002, we entered into a royalty-free license agreement with David Harris and Mark Witten, who are our two founders and largest shareholders. Under the terms of the license agreement, Messrs. Harris and Witten granted to us an exclusive license to use and sublicense certain patents, medical applications, and other technologies developed by them. Our obligations under this agreement include (i) reasonable efforts to protect any licensed patents or other associated property rights; (ii) reasonable efforts to maintain confidentiality of any proprietary information; (iii) upon the granting by the
U. S. Food and Drug Administration to us the right to market a product, we will maintain a broad form general liability and product liability insurance.

Consulting Agreements
---------------------

         On December 16, 2002 we entered into consulting agreements with David Harris and Mark Witten, who were our two founders and research scientists. The consulting agreements are on a month-to-month basis. Under the terms of these agreements, Messrs. Harris and Witten agreed to place at the disposal of us their judgment and expertise in the area of acute lung injury. In consideration for these services, we agreed to pay each of them a non-refundable fee of $5,000 per month. The consulting agreements with Messrs. Harris and Witten are now terminated.

         Pursuant to consulting agreements entered into with David Harris and Mark Witten, who are our two founders and chief research scientists, during the period from October 30, 2002 (inception) to December 31, 2002, we accrued $5,000 in consulting fees. During the period from January 1, 2003 to December 31, 2003, we accrued an additional $120,000 in consulting fees. We had accrued payables collectively due to Drs. Harris and Witten of $125,000 and $5,000 as of December 31, 2003 and 2002, respectively. In connection with our completed private offering in October 2004, $90,500 of such amount owed to Dr. Witten converted into 724,000 shares of our common stock and warrants to purchase 362,000 shares of common stock. In October 2004, because Dr. Harris had not taken an active role in the management of the Company, he agreed that he would forgive the amount accrued to him under the consulting agreement of $107,500. The Company accounted for the transaction as a forgiveness of indebtedness under FAS No. 140 during the period ended December 31, 2004. Messrs. Harris and Witten no longer serve as our chief research scientists.

                           STOCK PERFORMANCE GRAPH(1)

      The following graph compares the cumulative stockholder return through December 31, 2005 on the Company's common stock with the cumulative total return of a broad market index, the NASDAQ Stock Market U.S. Index, and an industry index, the NASDAQ Biotechnology Stocks Index. The graph assumes that $100 was invested on December 31, 2000 and assumes reinvestment of the full amount of all dividends and are calculated as of as of December 31 of each year. The comparisons in this table are required by the applicable SEC regulations and are not intended to forecast or be indicative of possible future performance of IR BioSciences Holdings, Inc.'s common stock. The information presented in the graph was obtained by the Company from outside sources it considers to be reliable but has not been independently verified by the Company.

                                [GRAPHIC OMITTED]

                                Total Return Data

                            12/31/2000     12/31/2001     12/31/2002     12/31/2003     12/31/2004     12/31/2005
                            ----------     ----------     ----------     ----------     ----------     ----------
IR BioSciences                  100             4              1              7              3              2
NASDAQ Biotech                  100            84             46             67             71             73
NASDAQ Comp                     100            79             54             81             88             89



(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date of May 15, 2006 by: (i) all those known by the Company to be beneficial owners of more than five percent of Common Stock, (ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Unless indicated below, the address for each listed stockholder is c/o IR BioSciences Holdings, Inc., 4021 North 75th Street, Suite 201, Scottsdale, Arizona 85251.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In general, a person who has voting power or investment power with respect to securities is treated as beneficial owner of those securities. Common shares subject to options and warrants currently exercisable or exercisable within 60 days of the Record Date count as outstanding for computing the percentage beneficially owned by the person holding these options or warrants. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each stockholder's percentage of ownership in the following table is based upon 69,628,854 shares of Common Stock outstanding as of the Record Date. Unless otherwise indicated in the table and pursuant to applicable community property laws, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name.


                                                         Number of Shares      Percentage of Shares
                                                         of Common Stock         of Common Stock
Beneficial Owner of Shares of Common Stock              Beneficially Owned      Beneficially Owned
------------------------------------------              -------------------    -------------------
Michael K. Wilhelm (1)................................      8,132,814                   7.9%
John N. Fermanis (2)..................................        117,500                    *
Theodore Staahl (3)  .................................      3,489,464                   5.0
All executive officers and directors
  as a group (3 persons) (4)                                9,441,778                  12.8%


Owners of 5% or more
Mark L. Witten (5)  ..................................      9,501,138                  13.5
--------------------------
*        less than 1%

(1) Includes 1,788,718 shares underlying warrants that are currently exercisable at prices ranging from $0.05 to $2.00, 2,106,138 of which represent warrants, exercisable at $0.05, to purchase shares held by one individual. Includes 253,030 stock purchase options at with strike prices ranging from $0.30 to $0.40.

(2) Includes 17,500 shares underlying warrants that are currently exercisable at prices ranging from $0.25 to $0.41.

(3) Includes 203,000 shares underlying warrants that are currently exercisable at prices ranging from $0.038 to $1.00, 17,500 of which represent warrants to purchase shares held by one individual and 17,500 of which represent warrants to purchase shares held by Mark L. Witten.

(4) Includes 253,030 common stock purchase warrants issued to Michael K. Wilhelm per his employment agreement. Includes 4,110,356 shares underlying warrants that are currently exercisable at prices ranging from $0.005 to $1.00, and 2,083,638 of which are underlying warrants to purchase shares held by one individual and 17,500 represent warrants to purchase shares held by Mark L. Witten. Includes an aggregate of 346,000 shares held by Michael K. Wilhelm, Mark L. Witten and another individual that underlie currently exercisable warrants held by eight individuals.

(5) Includes 712,000 shares underlying warrants that are currently exercisable at prices ranging from $0.125 to $0.50. Includes 163,000 shares held by Mark L. Witten that underlie currently exercisable warrants held by seven individuals.

                                 PROPOSAL NO. 2

         APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

Description of Proposed Amendment
---------------------------------

       On May 4, 2006, the Board of Directors unanimously approved an amendment to the Company's Certificate of Incorporation, as amended (the "Amendment"), subject to stockholder approval, to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000 to be effected upon the filing with the Secretary of State of the State of Delaware the appropriate amendment to our Certificate of Incorporation, as amended (the "Increased Common Stock Amendment"). The full text of the proposed Amendment is set out in Annex A to this Proxy Statement. The text of the proposed Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of Delaware or as our Board of Directors deems necessary and advisable to effect the increase in the number of authorized shares of Common Stock. The Amendment does not include a change in the number of authorized shares of Preferred Stock.

       The stockholders are being asked to approve the Amendment.

Required Vote
-------------

         The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting of Stockholders is required to approve the foregoing proposal. As a result, abstentions and broker non-votes will have the same effect as negative votes. In the absence of instructions to the contrary, proxies covering the common stock will be voted for the amendment.




       If the proposal is not approved by the stockholders, the Amendment will not be filed and the proposal will not be implemented.

Reasons for the Increased Common Stock Amendment
------------------------------------------------

         We currently have 100,000,000 shares of Common Stock authorized for issuance. We effected a two-for-one forward split of our Common Stock in April 2004. In connection with the increase in the number of authorized shares of Common Stock, the Board has determined that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000. The increase would become effective upon filing the proposed Decreased Common Stock Amendment with the Secretary of State of the State of Delaware or such later date as may be set forth in the Certificate of Amendment.

         The Board determined to increase the number of authorized shares of Common Stock because it believes that the current number is insufficient for existing and future corporate purposes, and the increase is needed to provide flexibility for issuances of Common Stock to raise additional capital, for strategic business opportunities that may be presented from time to time and to allow additional shares of Common Stock to be reserved and available for issuance under our 2003 Stock Option, Deferred Stock and Restricted Stock Plan.

Shares of Common Stock Issued and Outstanding
---------------------------------------------

         The Company is currently authorized to issue a maximum of 100,000,000 shares of Common Stock. As of the Record Date of May 15, 2006, there were approximately 69,628,854 shares of Common Stock issued and outstanding. As of that date, an additional 317,242 shares of Common Stock were issuable upon exercise of outstanding stock options and an additional 67,502 shares were reserved under our stock option plans for future grants of options. The Increased Common Stock Amendment will not change the number of outstanding shares of Common Stock but will provide the Board with the ability to issue additional shares of Common Stock as it determines to be for proper corporate purposes and in the best interests of the Company.

            The holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders. In addition, such holders are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available therefore. No dividends may be paid on the Common Stock until all accrued but unpaid dividends on the shares of our preferred stock have been paid. In the event of the dissolution, liquidation or winding up of our company, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities of our company and the preference amount distributable to the holders of the shares of preferred stock. The holders of Common Stock do not have any subscription, redemption or conversion rights, nor do they have any preemptive or other rights to acquire or subscribe for additional, unissued or treasury shares.

         With the exception of the number of authorized shares of Common Stock, the rights and preferences of the shares of Common Stock prior and subsequent to the increased authorized Common Stock will remain the same. After the effectiveness of the Increased Authorized Common Stock Amendment, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's stockholders, or any aspect of the Company's business would materially change solely as a result of the increased number of authorized shares of Common Stock.

            The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The increased authorized Common Stock will not affect the registration of the Common Stock under the Exchange Act. If the proposed Increased Common Stock Amendment is implemented, our Common Stock will continue to be reported on the OTC Bulletin Board under the symbol "IRBO."

Effects of the Increased Authorized Common Stock
------------------------------------------------

       As a result of the increased number of authorized shares of Common Stock, there will be an increase in the total number of authorized shares of Common Stock that the Company may issue including the number of shares of Common Stock unissued and available for future issuance. This will increase the number of shares of available Common Stock for issuance to raise capital for any proper corporate purpose approved by the Board of Directors, including future financing transactions. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock. The effective increase in the number of authorized but unissued shares of our Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the our Certificate of Incorporation or our Bylaws. The increased authorized Common Stock is not being proposed in response to any effort of which management of the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a similar plan by management.

     Holders of the Common Stock have no preemptive or other subscription rights.

            In addition, the increased number of authorized shares of Common Stock will allow additional shares of Common Stock to be reserved and available for issuance under our Plan if Proposal No. 3 is approved by the stockholders for an amendment to our Plan to increase the number of shares of our Common Stock reserved and available for issuance under the Plan from 3,600,000 to 20,000,000.

Appraisal Rights
----------------

         No appraisal rights are available under Delaware law or under the Company's Certificate of Incorporation, as amended, or By-Laws to any stockholder who dissents from the proposal to approve the Increased Common Stock Amendment. There may exist other rights or actions under state law for stockholders who are aggrieved by an increase in authorized shares generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Effect on Legal Ability to Pay Dividends
----------------------------------------

         The Increased Common Stock Amendment will have no material impact on the legal ability of the Company to pay dividends.

                                 PROPOSAL NO. 3

     APPROVAL OF AN AMENDMENT TO OUR 2003 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN (THE "PLAN") TO INCREASE THE NUMBER OF SHARES OF OUR
        COMMON STOCK RESERVED AND AVAILABLE FOR ISSUANCE UNDER THE PLAN

        NOTE: PROPOSAL NO. 3 IS CONDITIONED UPON AND MAY BECOME EFFECTIVE ONLY IN THE EVENT THAT THE INCREASED COMMON STOCK AMENDMENT AS SET
    FORTH IN PROPOSAL NO. 2 IS APPROVED BY THE COMPANY'S STOCKHOLDERS. YOUR VOTE ON PROPOSAL NO. 3 IS SUBJECT TO STOCKHOLDER APPROVAL OF PROPOSAL NO. 2
      AND YOUR VOTE WILL HAVE NO EFFECT UNLESS PROPOSAL NO. 2 IS APPROVED
      BY THE STOCKHOLDERS. IN THE EVENT PROPOSAL NO. 2 IS NOT APPROVED BY
        THE STOCKHOLDERS, THEN PROPOSAL NO. 3 CANNOT BE MADE EFFECTIVE.

Description of Proposed Amendment
---------------------------------

       On May 4, 2006, the Board of Directors, conditioned upon and subject to approval by the stockholders of the Increased Common Stock Amendment as set forth in Proposal No. 2, unanimously approved an amendment to our 2003 Stock Option, Deferred Stock and Restricted Stock Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved and available for issuance under the Plan from 3,600,000 to 20,000,000 be effected upon approval by the stockholders (the "Plan Amendment"). The full text of the proposed Plan Amendment is set out in Annex B to this Proxy Statement. The text of the proposed Amendment is subject to modification to include such changes as our Board of Directors deems necessary and advisable to effect the increase in the number of shares of Common Stock reserved and available for issuance under the Plan.

       The stockholders are being asked to approve the Plan Amendment.

Vote Required and Recommendation
--------------------------------

          The approval of the Plan Amendment to increase the number of shares of our Common Stock reserved and available for issuance under the Plan will be made upon the affirmative vote of the majority of shares voting on the proposal. Abstentions and brokers non-votes will have no effect on the outcome. THE PLAN AMENDMENT IS CONDITIONED UPON AND SUBJECT TO APPROVAL BY THE STOCKHOLDERS OF THE INCREASED COMMON STOCK AMENDMENT AS SET FORTH IN PROPOSAL NO. 2. IN THE EVENT THAT PROPOSAL NO. 2 IS NOT APPROVED BY THE STOCKHOLDERS, THEN ALL VOTES BY THE STOCKHOLDERS IN FAVOR OF PROPOSAL NO. 3 WILL NOT APPROVE THE PLAN AMENDMENT, AND THE PLAN AMENDMENT WILL NOT BECOME EFFECTIVE.


       If the proposal is not approved by the stockholders, the Plan Amendment will not be effective and the proposal will not be implemented.

Reasons for the Plan Amendment
------------------------------

         The purpose of the Plan is to enable us to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in stockholder value, and will therefore, inure to the benefit of all stockholders of the Company. Eligible recipients of awards under the Plan include employees, directors, consultants and advisors of the Company. Currently, awards consisting of deferred stock, restricted stock and options to purchase shares of Common Stock and issued under the Plan total 3,532,498 shares of Common Stock and there are only 67,502 shares of Common Stock reserved and available for issuance under the Plan.

         The Board determined to increase the number of shares of Common Stock reserved and available for issuance under the Plan because it believes that the current number is insufficient for the purposes of the Plan as stated above. The market for quality personnel is competitive, and the ability to obtain and retain competent personnel is of great importance to our business operations


Effects of the Plan Amendment
-----------------------------

         As a result of the Plan Amendment, there will be an increase in the total number of shares of Common Stock reserved for issuance under the Plan. This provides us with the ability to grant more awards than are currently available under the Plan to eligible recipients including employees, directors, consultants and advisors. The issuance in the future of awards under the Plan consisting of deferred stock, restricted stock and options to purchase shares of Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our Common Stock. The effective increase in the number of authorized but unissued shares of our Common Stock which may be issued as awards under the Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the our Certificate of Incorporation or our Bylaws. The increased number of shares of Common Stock reserved and available under the Plan is not being proposed in response to any effort of which management of the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a similar plan by management.

         Holders of the Common Stock have no preemptive or other subscription rights.

         In addition, with an increase in the number of shares of Common Stock reserved and available for issuance under the Plan, our Board will be able to approve the grant to our CEO, Michael Wilhelm, of a nonstatutory option to purchase 1,896,970 shares of Common Stock pursuant to provisions of Mr. Wilhelm's new employment agreement entered into with the Company on August 10, 2005.

Appraisal Rights
----------------

         No appraisal rights are available under Delaware law or under the Company's Certificate of Incorporation, as amended, or By-Laws to any stockholder who dissents from the proposal to approve the Plan Amendment. There may exist other rights or actions under state law for stockholders who are aggrieved by an increase in authorized shares generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Effect on Legal Ability to Pay Dividends
----------------------------------------

         The Plan Amendment will have no material impact on the legal ability of the Company to pay dividends.


                                 PROPOSAL NO. 4

   RATIFICATION OF THE APPOINTMENT OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                        AS INDEPENDENT OUTSIDE ACCOUNTANT

         The Company's stockholders are being asked to ratify the appointment of Russell Bedford Stefanou Mirchandani LLP as our independent outside accountant.


Required Vote
-------------

 The ratification of the appointment of Russell Bedford Stefanou Mirchandani LLP as our independent outside accountant will be adopted upon the affirmative vote of the majority of shares voting on the proposal. Abstentions and brokers non-votes will have no effect on the outcome.




         Russell Bedford Stefanou Mirchandani LLP was selected by the Board as our principal independent public accounting firm beginning in April 2004 and has conducted our audit for the years ending December 31, 2004. We are asking stockholders to ratify the appointment of Russell Bedford Stefanou Mirchandani LLP to conduct the audit for the year ending December 31, 2006. A representative of Russell Bedford Stefanou Mirchandani LLP will attend the annual meeting telephonically, have an opportunity to make a statement and be available to answer questions. Fees for the fiscal 2005 annual audit paid to Russell Bedford Stefanou Mirchandani LLP was $67,000. We paid no fees for financial information systems designs and implementation. Our Board has considered whether the provision of these services is compatible with maintaining Russell Bedford Stefanou Mirchandani LLP's independence and has concluded that it is compatible.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by us during the year ended December 31, 2005, we believe that, during such year our executive officers, directors, and ten percent stockholders complied with all such filing requirements.

                              SHAREHOLDER PROPOSALS


Proposals to be Included in Proxy Statement
-------------------------------------------


         Shareholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2006 Annual Meeting of Shareholders, they must deliver a written copy of their proposal a reasonable time before the Company begins to print and mail its proxy materials for the meeting. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.


Proposals to be Submitted for Annual Meeting
--------------------------------------------


         Shareholders who wish to submit a proposal for consideration at our 2006 annual meeting of shareholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Company has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. Any shareholder submitting a proposal must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial holder, if any, on whose behalf the proposal is made. The stockholder and the beneficial owner, if any, on whose behalf the proposal is made must provide their name and address as it appears on the books of the Company and the class and number of shares of the Company which are beneficially owned and of record. Furthermore, such stockholder must promptly provide any other information reasonably requested by the Company.

                          TRANSACTION OF OTHER BUSINESS

         At the date of this Proxy Statement, the only business which our Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

         Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

                                 By Order of the Board of Directors


                                 /s/ Michael K. Wilhelm
                                 ------------------------------------------
                                 President and Chief Executive Officer


Dated: ______________, 2006
Scottsdale, Arizona

[GRAPHIC OMITTED]




                          \/ DETACH PROXY CARD HERE \/
[GRAPHIC OMITTED]

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          IR BIOSCIENCES HOLDINGS, INC.

         The undersigned hereby appoints Messrs. Michael K. Wilhelm and John N. Fermanis, each of them as proxy holders with full power of substitution, to represent, vote and act with respect to all shares of common stock of IR BioSciences Holdings, Inc. which the undersigned would be entitled to vote at the annual meeting of shareholders to be held on June 28, 2006, at 9:00 a.m., local time, at the Pointe South Mountain Resort, 7777 South Pointe Parkway, Phoenix, Arizona 85044, or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

       (Continued, and to be marked, dated and signed, on the other side)

[GRAPHIC OMITTED]



 \/ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE \/


                          IR BIOSCIENCES HOLDINGS, INC.

The Board of Directors recommends a vote "FOR" each of the proposals.  The Proxy
confers   authority  to  vote  and  shall  be  voted  in  accordance  with  such recommendation  unless a contrary  instruction is indicated,  in which case, the shares  represented  by  the  Proxy  will  be  voted  in  accordance  with  such instruction.  If no  instruction  is specified  with respect to the matter to be acted upon, the shares represented by the proxy will be voted "FOR" the proposal and in accordance with the recommendations of management.  If any other business is presented at the meeting,  this Proxy confers authority to and shall be voted in accordance with the recommendations of management.

1. THE ELECTION OF THREE DIRECTORS TO HOLD OFFICE             3. In the event Proposal No. 2 is approved by the stockholders,
UNTIL THE 2007 ANNUAL MEETING OF  STOCKHOLDERS                approval of the amendment to IR BioSciences Holdings, Inc.'s 2003
                                                              Stock Option, Deferred Stock and Restricted Stock Plan to increase the number of shares of the Company's Common Stock reserved for issuance under the Plan from 3,600,000 to 20,000,000.


01 Michael K.   03 Hal N. Siegel       (INSTRUCTIONS: TO       [ ]    FOR        [ ]    AGAINST          [ ]   ABSTAIN
Wilhelm                                WITHHOLD AUTHORITY
                                       TO VOTE FOR ANY
02 Theodore E.                         INDICATED NOMINEE,
Staahl                                 WRITE THE
                                       NUMBER(S) OF THE
[ ] Vote For All   [ ]  Vote           NOMINEE(S) ON THE
Nominees (except)  WITHHELD From All   LINE BELOW.)
as marked)         Nominees            ___________________
                                       ___________________



 2.  Approval of the  amendment to IR  BioSciences            4. The  ratification  of the appointment of Russell Bedford Stefanou
 Holdings, Inc.'s Certificate of Incorporation, as            Mirchandani  LLP as our independent  public accountants  for the year
 amended,  to increase the number of shares of the            ending  December  31,  2006.
 Company's authorized Common Stock from 100,000,000
 to 250,000,000.

[ ]    FOR        [ ]    AGAINST          [ ]   ABSTAIN       [ ]    FOR        [ ]    AGAINST          [ ]   ABSTAIN


                                                              5. Transaction of such other business as may properly come before the meeting and any adjournments or adjournments thereof.
(Please date this Proxy and sign your name as it
appears on your stock certificates.  Executors,               [ ]    FOR        [ ]    AGAINST          [ ]   ABSTAIN
administrators, trustees, etc., should give their full
title.  If a corporation, please sign in full
corporate name by the president or other authorized
officer.  If a partnership, please sign in partnership
name by an authorized person.  All joint owners should
sign.)
                                                              __________________________________________
                                                              (Number of Shares)




                                                              __________________________________________
                                                              (Please Print Your Name)




                                                              __________________________________________
                                                              (Please Print Your Name)


                                                              __________________________________________
                                                              (Date)


                                                              __________________________________________
                                                              (Signature of Shareholder)


                                                              __________________________________________
                                                              (Signature of Shareholder)


                                                              __________________________________________
                                                              (Email Address)

         This Proxy may be revoked prior to its exercise by filing with our Secretary duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and voting in person.


                                               Please Detach Here
                              ^ You Must Detach This Portion of the Proxy Card ^
                                 Before Returning it in the Enclosed Envelope


                                     Annex A

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                         IR BIOSCIENCES HOLDINGS, INC.,

                             a Delaware corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the undersigned, Michael K. Wilhelm, President and Chief Executive Officer of IR BioSciences Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY,

FIRST: The name of the Corporation is IR BioSciences Holdings, Inc. (hereinafter the "Corporation").

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation has duly adopted a resolution proposing and declaring advisable the amendment to the Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment as follows:

     RESOLVED, that Article FOURTH of the Certificate of Incorporation of the Corporation, as amended, is amended by striking out the first paragraph of subsection (a) consisting of three sentences of the Article thereof numbered "FOURTH" and changing said Article so that as amended, the first paragraph of subsection (a) of said Article shall read as follows:

                  "This Corporation is authorized to issue two classes of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of Common Stock which this Corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares, par value $0.001 per share. The total number of shares of Preferred Stock which this Corporation is authorized to issue is Ten Million (10,000,000) shares, par value $0.001 per share."

THIRD: Pursuant to Section 242 of the Delaware General Corporation Law, a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class has duly approved, the amendment to the Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

FOURTH: That said amendment was duly adopted, in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

FIFTH: This amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Corporation, for purposes of amending its Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, acknowledges that it is his act and deed and that the facts stated herein are true, and has signed this instrument this __ day of __________, 2006.


                     IR BIOSCIENCES HOLDINGS, INC.

                     By:
                         --------------------------------------
                     Name:    Michael K. Wilhelm
                     Title:   Chief Executive Officer

                                     Annex B

                                 AMENDMENT NO. 1
                                       TO
                          IR BIOSCIENCES HOLDINGS, INC.

           2003 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN

         Pursuant to Section 7 of the IR BioSciences Holdings, Inc. 2003 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") the Board of Directors has duly adopted a resolution, conditioned upon approval by the stockholders of the amendment to the Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000, approving this Amendment No. 1 to the Plan to increase the total number of shares of Common Stock reserved and available for issuance under the Plan as follows:


         Section 3(a) of Plan is hereby amended to read in its entirety as follows:

         "SECTION 3           STOCK SUBJECT TO PLAN

               (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be 20,000,000 shares. Such shares shall consist of authorized and unissued shares."

         All other terms and provisions of the Plan shall remain unchanged and in full force and effect as written.

         Pursuant to Section 7 of the Plan, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote at the meeting of stockholders at which this Amendment No. 1 was considered, has duly approved this Amendment No. 1 to the Plan.

         IN WITNESS WHEREOF, this Amendment No. 1 is made effective this ___ day of __________, 2006.

                                     IR BIOSCIENCES HOLDINGS, INC.,
                                     A Delaware Corporation


                                     --------------------------------
                                     Name:  Michael Wilhelm
                                     Title: Chief Executive Officer